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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: December 16, 1998                Commission file number: 1-5805

                        THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                             13-2624428
(State or other Jurisdiction                              (I.R.S. Employer
of incorporation)                                         Identification No.)


    270 Park Avenue, New York, NY                                10017
(Address of principal executive offices)                       (Zip Code)


      (Registrant's telephone number, including area code): (212) 270-6000


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Item 5. Other Events

     Officers of The Chase Manhattan Corporation ("Chase") disclosed today that Chase's 1998 fourth quarter earnings are expected to exceed the average of analysts' earnings estimates, currently reported as $1.07 per share by I/B/E/S Inc., and that it was possible that Chase could have record earnings per share in the quarter. The highest earnings per share Chase has previously reported was $1.20 in the second quarter of 1998.

     The above statements are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. They are subject to risks and uncertainties, and Chase's actual results may differ materially from those indicated in the above statements. Reference is made to Chase's reports filed with the Securities and Exchange Commission, in particular Chase's Annual Report on Form 10-K for the year ended December 31, 1997, for a discussion of factors that may cause those differences to occur.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              THE CHASE MANHATTAN CORPORATION
                                                      (Registrant)



Dated: December 16, 1998                      By: /s/ Dina Dublon
                                                 ----------------------------
                                                 Dina Dublon
                                                 Chief Financial Officer




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